Exhibit 99.2

 August 2025  Investor Presentation

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the risk factors in our Annual Report on Form 10-K for the fiscal year ended October 31, 2024 and other subsequent filings with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.  2

 Corporate Overview

 Europe  4%  Taiwan  34%  China  26%  Korea  19%  US  17%  Photronics Overview (Nasdaq: PLAB)  $856M  Revenue  $212M  Operating Income  $228M  Operating Cash Flow  $1.21B  Market Cap  8/21/2025  ~1,900  Employees  ~675  Customers  1969  Founded  A Global Merchant Market Leader of Photomasks used in Lithographic Imaging for Semiconductor and Flat Panel Display production  Revenue By Geographic Origin  33%  27%  18%  17%  5%  Revenue By Product Group  All data reflects Trailing Twelve Month figures unless otherwise noted  Totals may differ due to rounding  27%  47%  22%  4%  4  Mainstream  50%  High-End 50%

 Strategic Global Footprint  IC: Integrated Circuit | FPD: Flat Panel Display  5  Allen, Texas  Boise, Idaho  Brookfield, Connecticut  HQ  Bridgend, Wales  Cheonan, Korea  Hsinchu, Taiwan   Xiamen, China  Dresden, Germany   Hefei, China  Taichung, Taiwan   Largest commercial mask maker in Taiwan.   Only high end capable commercial mask maker in US.   IC  FPD  IC & FPD

 Photomasks: Critical Enabler for IC and FPD Manufacturing  Integrated Circuit (IC) photomasks are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits.  Photomasks are glass substrates used in lithographic systems to transfer the pattern of semiconductor and flat panel display designs  Light Source  Photomask  Reduction Lens  Wafer  Stage  6  Flat Panel Display (FPD) photomasksare used in the fabrication of flat screen televisions, PC monitors, tablets, mobile devices and other flat panel displays.  Exposure Process used to Create a TFT Circuit Pattern

 Compelling Investment Thesis  A global leader in the merchant photomasks industry critical for semiconductor manufacturing  Favorable Industry Trends  7  FAB regionalization/ reshoring of the semiconductor industry   Captives increased outsourcing to merchant suppliers  Node migration drives ASP expansion and revenue growth  Foldable displays and higher value masks drive FPD opportunity   Premier operational execution enables preferred supplier status  Consistent delivery of cash flow for strategic flexibility  Operational Excellence

 IC: New Chip Designs Drive Photomask Demand  Photomasks are the foundation of wafer manufacturing and critical to the semiconductor manufacturing process   A global leader of mask production  Advances in semiconductor chip designs drive Photronics revenue  Consumer Electronics  Medical Devices  8  Automotive  Industrial  Networking Communications  Aerospace & Defense

 Global Presence and Supply Chain Regionalization  Our IC manufacturing footprint aligns with customer global semiconductor production regionalization trends, supported by governments globally  Photronics first mover advantage in China has delivered strong revenue growth and cash flow generation  U.S. capacity and capability expansion supports the reshoring of chip production in the U.S.  PLAB IC Locations  Top 5 Semiconductor Countries:Taiwan, South Korea, Japan, China, U.S.  9

 Node Migration Drives Mask Set Value  Nodes  Mask Value  10  Mask pattern complexity / Mask count per IC Design / Impact of Mask performance on IC yield  Drives higher individual mask ASP, more layers per mask set, and higher barriers of entry for competitors  Currently  participating  Planning to   participate

 FPD: Advanced Displays are Driving Innovation   Photronics leverages expertise gained from IC mask production into FPD mask production  Consumer electronics with larger, high-performance displays increase the complexity of mask production  Panel makers are developing AMOLED production processes to increase substrate size to G8.6, requiring larger, high-quality advanced masks  Customers rely on Photronics for its market leading AMOLED technology  11

 Competitive Advantages  Global Footprint  Close to customer  Aligned with end markets  Flexible supply chain  Technology Leader  Process expertise  Advanced Process-of-Record  High barriers to entry  Commercial Excellence  Customer first  Trusted partner  Wafer yield enhancement  Technology roadmap enabler  Operational Excellence  Responsive delivery  High yields  Cost control  Supply chain optimization  Teamwork and execution  12

 Structural Improvement to Profitability  CAGR: 10% (2017 – 2024)  CAGR: 19% (2017 – 2024)  Gross Profit  ($ in millions)  Annual Revenue  ($ in millions)  Operating Profit  ($ in millions)  CAGR: 32% (2017 – 2024)  Free Cash Flow*  ($ in millions)  CAGR: 59% (2017 – 2024)  13  *Free Cash Flow is a non-GAAP financial measure. See reconciliation of Operating Cash Flow to Free Cash Flow in the Appendix.

 Capital Expenditures  The Capital Intensity Ratio is defined as Capex divided by Revenue  * 2025 reflects $200M capex guidance divided by consensus revenue estimates as of August 26, 2025.   Multi-Beam Mask Writer expands technical and production capability through improved cycle time and extends complex patterning opportunities  MBMW Write Time Advantage  Technology Node  100  80  60  40  20  0  Est. Write Time (Hours)  65nm 45nm 32nm 22nm 14 nm 10nm 7nm  14

 Fiscal Q3 2025 Financial Results

 FQ3 2025 Summary  FQ3 2025  $210.4M  Revenue  33.7%  Gross Margin  22.9%  Operating Margin  $0.39  Diluted EPS  $0.51  Non-GAAP Diluted EPS1  FQ2 2025  $211.0M  36.9%  26.4%  $0.15  $0.40  FQ3 2024  $211.0M  35.6%  24.7%  $0.55  $0.51  1See reconciliation included in this presentation  16  Revenue recovered in the U.S. at the high-end and grew in Korea for both IC and FPD offset by geopolitical uncertainty; maintain long-term demand driven by regionalization, node migration, and overall semiconductor demand  Gross margin of 33.7% resulted from better-than-expected revenue  Operating margin also benefited as both revenue and gross margin were higher-than-expected; non-GAAP Diluted EPS of $0.51 reflects a greater profitability contribution from Photronics, Inc. compared with FQ2 2025  Repurchased 1.18 million shares for $20.7 million.

Revenue by Product Line

PHOTRONICS

IC

$M	3Q25	Q/Q	Y/Y
High-End*	53.6	(10%)	8%
Mainstream	94.2	(3%)	(12%)
Total	147.8	(5%)	(5%)



36%
64%
High-End*
Mainstream

- Recognized a high-end recovery in the U.S. on strong order patterns
- Both High-End and Mainstream expected to continue experiencing node migration to smaller IC geometries
- Demand in Asia tempered because of geopolitical and tariff related concerns

FPD

$M	3Q25	Q/Q	Y/Y
High-End*	53.5	23%	11%
Mainstream	9.1	(21%)	36%
Total	62.6	14%	14%



15%
85%
High-End*
Mainstream

- Technological capabilities drives high-end market leadership
- Strong demand from customers in Korea and China continues
- Strength in higher end mobile applications and benefit from larger, more complex panel sizes using AMOLED display technology such as G10.5 and G8.6

*IC: 28nm and smaller; FPD: G10.5+, AMOLED and LTPS
Totals may differ due to rounding

17

Operating cash flow positive across all major geographic regions  FQ3 capex expanded IC facility and capacity in the U.S. & end-of-life tool replacement globally  Capital allocation:  Organic growth investments: target capex of $200M in fiscal 2025 with a portion to expand U.S. operations as previously announced  Business development initiatives: leverage and enhance core competencies  Return cash to shareholders: Repurchased $97M Fiscal YTD; Increased authorization by $25M, $28M currently authorized  Balance Sheet and Cash Flow Metrics  $M  3Q25  2Q25  3Q24  Cash, cash equivalents and Short-term investments  575.8  558.4  606.4  Debt  0.03  0.03  20.1  Operating Cash Flow  50.1  31.5  75.1  Capital Expenditures  24.8  60.5  24.4  18

 FQ4 2025 Guidance   Assumptions:  Cautious demand environment and tariff uncertainty continues  Continued node migration towards higher end  Weighted average diluted shares reflects opportunistic stock repurchases through FQ3 2025  Reiterated fiscal 2025 capex target of $200 million  Revenue ($M)  201 – 209  Operating Margin  20% - 22%  Diluted non-GAAP EPS  $0.42 - $0.48  Diluted Shares (M)  ~58  Full-year Capex ($M)  ~200  19

 Appendix

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders, non-GAAP diluted earnings per share attributable to Photronics, Inc. shareholders and Free Cash Flow are "non-GAAP financial measures" as such term is defined by Regulation G of the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to Net income (loss), Net income (loss) per share, Net Cash provided by operating activities or any other measure of consolidated results under U.S. GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated statement of income and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following page.   21

 Non-GAAP Financial Measures  22

 Non-GAAP Financial Measures  23